UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 31, 2018

Xcerra Corporation

(Exact name of Registrant as specified in its charter)

Massachusetts	000-10761	04-2594045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

825 University Avenue

Norwood, MA 02062

(Address of principal executive offices)

(781) 461-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On August 31, 2018, Xcerra Corporation (the “Company”) received written notice from the Listing Qualifications Staff of The NASDAQ Stock Market (“Nasdaq”) notifying the Company that it no longer complies with Nasdaq Listing Rule 5620(a) due to the Company’s failure to hold an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year ended July 31, 2017 (the “Annual Meeting Requirement”). The Company delayed holding its 2018 annual meeting of shareholders because of (i) the contemplated and since withdrawn business combination with Unic Capital Management Co. Ltd. which was submitted to the Company’s shareholders for a vote at a special meeting of shareholders held on October 12, 2017 and (ii) the contemplated business combination with Cohu, Inc. and Xavier Acquisition Corporation that was submitted to the Company’s shareholders for a vote, and approved by shareholders, at a special meeting of shareholders held on August 30, 2018.

Nasdaq’s notice has no immediate effect on the listing of the Company’s common stock on the Nasdaq Global Select Market. Under Nasdaq Listing Rule 5810(c)(2)(G), the Company has 45 calendar days from August 31, 2018, to submit to Nasdaq a plan to regain compliance with the Annual Meeting Requirement. If Nasdaq accepts the Company’s plan, Nasdaq may grant an extension of up to 180 calendar days from July 31, 2018, the date of the Company’s fiscal year end for its last fiscal year, or January 27, 2019, to regain compliance. If Nasdaq does not accept the Company’s plan, the Company will have the right to appeal such decision to a Nasdaq hearings panel.

The Company expects its business combination with Cohu to be complete prior to the above-mentioned 45-day deadline. If the transaction has not closed by such time, the Company intends to submit to Nasdaq, within the requisite period, a plan to regain compliance with the Annual Meeting Requirement. There can be no assurance that Nasdaq will accept the Company’s plan or that the Company will be able to regain compliance with the Annual Meeting Requirement or maintain compliance with any other Nasdaq requirement in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCERRA CORPORATION

Date: September 5, 2018	By:	/s/ David G. Tacelli
	Name:	David G. Tacelli
	Title:	President and Chief Executive Officer